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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               September 14, 2001
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                Date of Report (Date of earliest event reported)


                    Resource Bancshares Mortgage Group, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                      000-21786              57-0962375
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(State or other jurisdiction            (Commission           I.R.S. Employer
      of incorporation)                 file number)         Identification No.)

       7909 Parklane Road, Columbia, South Carolina                29223
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         (Address of principal executive offices)               (Zip Code)


                                  803-741-3000
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               Registrant's telephone number, including area code


                                 Not applicable
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          (Former name or former address, if changed since last report)




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ITEM 5.  Other Events and Regulation FD Disclosure.

         (a) On September 14, 2001, Meritage Mortgage Corporation ("Meritage"), a wholly owned subsidiary of Resource Bancshares Mortgage Group, Inc. ("the Registrant") purchased assets from Nations Credit Financial Services Corporation ("EquiCredit"), a wholly owned subsidiary of Bank of America Corporation ("Bank of America"). At closing, Meritage paid EquiCredit in cash representing the total purchase price for the assets. The funds used to complete the acquisition came from working capital. The amount of the purchase price was determined by the parties as a result of arms length negotiations. There is no material relationship between EquiCredit or Bank of America, on the one hand, and the Registrant or any of its affiliates (including Meritage), directors or officers or any associated person of any such director or officer, on the other hand.

         The assets purchased included fixed assets related to 15 of EquiCredit's 70 offices and the service center in Jacksonville, Florida. Meritage also assumed certain short-term office leases related solely to the 15 branch offices. Meritage did not acquire any of EquiCredit's loans in process, licenses or broker agreements. Meritage also hired the sales employees at the branch offices and a number of the service center employees.

         (b) The assets acquired included furniture, fixtures and equipment located at the branch offices and service center. These assets were used by EquiCredit in connection with its mortgage business, which involved acquiring primarily A- or Alt A subprime loans through correspondent, wholesale and retail channels. Meritage Mortgage Corporation ("Meritage") will use these assets in its wholesale subprime business which focuses on A- and B subprime loans.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RESOURCE BANCSHARES MORTGAGE GROUP, INC.
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                                                      (Registrant)



Date:    October 1, 2001            /s/  Steven F. Herbert
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                                                      (Signature)

                                                 Steven F. Herbert
                                                 Chief Financial Executive